          New York Life LifeStages(R) Flexible Premium Variable Annuity
                    (formerly named NYLIAC Variable Annuity)
                                  Investing in
                  NYLIAC Variable Annuity Separate Account - I
                                       and
                  NYLIAC Variable Annuity Separate Account - II

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         Supplement Dated April 1, 1999 to Prospectus Dated May 1, 1998

            This supplement describes a change to the New York Life LifeStages(R) Flexible Premium Variable Annuity policies that New York Life Insurance and Annuity Corporation ("NYLIAC") offers. This supplement provides information that you should know before you invest in the policies. You should read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

            In states where approved, the provisions described under the section entitled "THE FIXED ACOUNT - Bail-Out" on page 34 of the prospectus will not apply to policies applied for on or after April 1, 1999 and is considered deleted in its entirety. You should check with your registered representative to determine whether this provision is still available in your state.
















                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010